Exhibit 10.27

AMENDMENT NO. 6, CONSENT AND WAIVER TO CREDIT AGREEMENT OF

AMERICAN APPAREL (USA), LLC

This AMENDMENT NO. 6, CONSENT AND WAIVER (this “Amendment”), dated as of May 15, 2008, is among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P.—Private IV, as lender (the “Lender”), parties to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc. dated as of December 12, 2007 and that certain Amendment No. 5 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of February 29, 2008, the “Credit Agreement”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower has notified Lender that (a) the Borrower breached paragraph (a) of Section 6.11 (Financial Covenants) of the Credit Agreement (the “Fixed Charge Coverage Ratio Covenant”) by failing to maintain a Consolidated Fixed Charge Coverage Ratio of 1.05 to 1.00 for the four Fiscal Quarter period ended on March 31, 2008 (the “Fixed Charge Coverage Ratio Default”), (b) the Borrower breached paragraph (b) of Section 6.12 (Capital Expenditures) of the Credit Agreement (the “Capital Expenditures Covenant”) by incurring, or by permitting any of its Subsidiaries to incur, Capital Expenditures in excess of $5,000,000 during the Fiscal Quarter ending March 31, 2008 (the “Capital Expenditures Default”), (c) the Borrower breached Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions) of the Credit Agreement by entering into the Asset Purchase Agreement dated as of April 8, 2008 (the “Dye House Purchase Agreement”, an executed copy of which is attached on Schedule A) by and between the Borrower and USDF, a California corporation (the “Dye House Default”), (d) the Borrower breached Section 6.01 (Indebtedness and Other Obligations) of the Credit Agreement by permitting American Apparel Japan Yugen Kaisha to incur Indebtedness on the terms set forth on Schedule B (the “Japanese Indebtedness Default”), (e) the Borrower breached Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions) and Section 6.08 (Transactions with Affiliates) of the Credit Agreement by making intercompany loans and other transfers of cash to certain Foreign Subsidiaries as described on Part A of Schedule C, which Investments are not Permitted Investments (the “March Investments Default”) and by making further intercompany loans and other transfers of cash to certain Foreign Subsidiaries as described on Part B of Schedule C, which Investments are not Permitted Investments (the “May Investments Default” and, together with the March Investments Default, the “Investments Default”), and (f) an Event of Default exists under Section 7.01(q) (Events of Default) for Borrower’s failure to comply with certain provisions of the Existing First Lien Credit Agreement, which constitutes Events of Default under Sections 7.01(d), (e) and (r) of the Existing First Lien Credit Agreement (the “Cross-Default” and, together with the Fixed Charge Coverage Ratio Default, the Capital Expenditures Default, the Dye House Default, the Japanese Indebtedness Default and the Investments Default, the “Specified Events of Defaults”);

WHEREAS, the Borrower has requested that the Lender waive the Specified Events of Defaults and compliance with the Fixed Charge Coverage Ratio Covenant for the four Fiscal Quarter period ended on March 31, 2008 and with the Capital Expenditures Covenant for the Fiscal Quarter ending March 31, 2008 and further amend the Credit Agreement as set forth herein;

WHEREAS, the Borrower has also requested that the Lender consent to the acquisition of certain assets of USDF on the terms set forth in the Dye House Purchase Agreement; and

AMENDMENT NO. 6, CONSENT AND WAIVER

OF AMERICAN APPAREL (USA), LLC

WHEREAS, the Lender agrees, subject to the limitations and conditions set forth herein, (a) to waive the Specified Events of Defaults and compliance with the Fixed Charge Coverage Ratio Covenant for the four Fiscal Quarter period ended on March 31, 2008 and with the Capital Expenditures Covenant for the Fiscal Quarter ending March 31, 2008, (b) to amend the Credit Agreement as set forth herein and (c) to consent to the acquisition of certain assets of USDF on the terms set forth in the Dye House Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1.	Waiver

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lender waives the following: (a) the Fixed Charge Coverage Ratio Default, the Capital Expenditures Default, the Japanese Indebtedness Default, the March Investments Default and the Cross-Default (only with respect to those Events of Default under the Existing First Lien Credit Agreement which occurred on or before March 31, 2008), each as of March 31, 2008, (b) the Dye House Default, the May Investments Default and the Cross-Default (with respect to those Events of Default under the Existing First Lien Credit Agreement which occurred after March 31, 2008), each as of the Amendment Effective Date, and (c) compliance with the Fixed Charge Coverage Ratio Covenant for the four Fiscal Quarter period ending on March 31, 2008 and with the Capital Expenditures Covenant for the Fiscal Quarter ending March 31, 2008, each as of March 31, 2008; provided, however, that the waiver set forth in this paragraph shall not constitute a consent or waiver with respect to any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

Section 2.	Amendment to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Effectiveness of this Amendment) hereof, clause (b) of Section 6.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting”$18,000,000” in the first line thereof and replacing it with “$21,000,000.”

Section 3.	Consent

The Lender consents to the acquisition of certain assets of USDF on the terms set forth in the Dye House Purchase Agreement and further agrees that such Investment shall not be included in the calculation of any Permitted Investment. For the purposes of Section 6.12 of the Credit Agreement, such Investment shall not constitute Capital Expenditures.

Section 4.	Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment, and dated the Amendment Effective Date (when applicable):

(i) this Amendment, duly executed by the Borrower, each Guarantor and the Lender; and

(ii) an executed copy of the Waiver and Consent to Credit Agreement with respect to the Existing First Lien Credit Agreement.

AMENDMENT NO. 6, CONSENT AND WAIVER

OF AMERICAN APPAREL (USA), LLC

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 5 (Representations and Warranties) below are true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 5 (Fees and Expenses) hereof and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 5.	Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing;

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party

AMENDMENT NO. 6, CONSENT AND WAIVER

OF AMERICAN APPAREL (USA), LLC

required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable); and

(e) each of the Consolidated Fixed Charge Coverage Ratio for the four Fiscal Quarter period ended on March 31, 2008 and the amount of Capital Expenditures for the Fiscal Quarter ending March 31, 2008 is as set forth on Schedule D hereto.

Section 6.	Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents).

Section 7.	Covenant

Each Loan Party hereby covenants that, at such time when the Loan Parties shall enter into an amendment to the Existing First Lien Credit Agreement and related documents, it shall enter into an amendment to the Credit Agreement and related documents, which amendment to the Credit Agreement and related documents shall be in form and substance satisfactory to the Lender and may, among other things, effect a joinder by American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) to the Loan Documents, whereby American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) shall become a Facility Guarantor thereunder. The failure by the Loan Parties to enter into such amendment to the Credit Agreement and related documents contemporaneously with an amendment to the Existing First Lien Credit Agreement and related documents shall constitute an Event of Default under the Credit Agreement.

Section 8.	Financial Statements for Fiscal Month Ending April 30, 2008

The parties hereto acknowledge and agree that notwithstanding anything in the Credit Agreement to the contrary, the date by which the Borrower shall deliver (a) the Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries pursuant to Section 5.01(b) of the Credit Agreement and (b) the Compliance Certificate referred to in Section 5.01(d) of the Credit Agreement for the Fiscal Month ending April 30, 2008, is hereby extended to June 9, 2008.

Section 9.	Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

AMENDMENT NO. 6, CONSENT AND WAIVER

OF AMERICAN APPAREL (USA), LLC

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 10.	Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 11.	Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12.	Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 13.	Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 14.	Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 15.	Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

AMENDMENT NO. 6, CONSENT AND WAIVER

OF AMERICAN APPAREL (USA), LLC

Section 16.	Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 17.	Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), as Borrower

By:
Name: Title:

SOF INVESTMENTS, L.P. - PRIVATE IV, as Lender

By:
Name: Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6, CONSENT AND WAIVER]

GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:
Name:
Title:

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:
Name:
Title:

KCL KNITTING, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:
Name:
Title:

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:
Name:
Title:

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6, CONSENT AND WAIVER]

Schedule A

Dye House Purchase Agreement

See attached.

Schedule B

Indebtedness of American Apparel Japan Yugen Kaisha

Schedule C

Non-Permitted Investments

Schedule D

Financial Covenants

(a) The Consolidated Fixed Charge Coverage Ratio for the four Fiscal Quarter period ended on March 31, 2008 is 0.38.

(b) The amount of Capital Expenditures for the Fiscal Quarter ending March 31, 2008 is $14,791,354.